Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q16

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Citicorp Regional Average Assets and ROA	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking (GCB)	7 - 8
North America	9 - 11
Latin America	12 - 13
Asia (1)	14 - 15
Institutional Clients Group (ICG)	16
Revenues by Business	17

Corporate / Other	18

Citi Holdings
Income Statement and Balance Sheet Data	19
Consumer Key Indicators	20 - 21

Citigroup Supplemental Detail
Average Balances and Interest Rates	22
Deposits	23
Loans
Citicorp	24
Citi Holdings / Total Citigroup	25
Consumer Loan Delinquency Amounts and Ratios
90+ Days	26
30-89 Days	27
Allowance for Credit Losses
Total Citigroup	28
Consumer and Corporate	29 - 30
Components of Provision for Loan Losses
Citicorp	31
Citi Holdings / Total Citigroup	32
Non-Accrual Assets
Total Citigroup	33
Citicorp	34
Citi Holdings	35

Reconciliation of Non-GAAP Financial Measures	36

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	1Q16 Increase/ (Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Total Revenues, Net of Interest Expense	$19,736	$19,470	$18,692	$18,456	$17,555	(5)%	(11)%
Total Operating Expenses	10,884	10,928	10,669	11,134	10,523	(5)%	(3)%
Net Credit Losses (NCLs)	1,957	1,920	1,663	1,762	1,724	(2)%	(12)%
Credit Reserve Build / (Release)	(202)	(405)	(81)	494	162	(67)%	NM
Provision (Release) for Unfunded Lending Commitments	(37)	(48)	65	94	71	(24)%	NM
Provision for Benefits and Claims	197	181	189	164	88	(46)%	(55)%
Provisions for Credit Losses and for Benefits and Claims	$1,915	$1,648	$1,836	$2,514	$2,045	(19)%	7%
Income from Continuing Operations before Income Taxes	6,937	6,894	6,187	4,808	4,987	4%	(28)%
Income Taxes (benefits)	2,120	2,036	1,881	1,403	1,479	5%	(30)%
Income from Continuing Operations	$4,817	$4,858	$4,306	$3,405	$3,508	3%	(27)%
Income (Loss) from Discontinued Operations, net of Taxes	(5)	6	(10)	(45)	(2)	96%	60%
Net Income before Noncontrolling Interests	4,812	4,864	4,296	3,360	3,506	4%	(27)%
Net Income Attributable to Noncontrolling Interests	42	18	5	25	5	(80)%	(88)%
Citigroup’s Net Income	$4,770	$4,846	$4,291	$3,335	$3,501	5%	(27)%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.51	$1.51	$1.36	$1.03	$1.11	8%	(26)%
Citigroup’s Net Income	$1.51	$1.51	$1.35	$1.02	$1.10	8%	(27)%
Shares (in millions):
Average Basic	3,034.2	3,020.0	2,993.3	2,968.3	2,943.0	(1)%	(3)%
Average Diluted	3,039.3	3,025.0	2,996.9	2,969.5	2,943.1	(1)%	(3)%
Common Shares Outstanding, at period end	3,034.1	3,009.8	2,979.0	2,953.3	2,934.9	(1)%	(3)%

Preferred Dividends - Basic	$128	$202	$174	$265	$210	(21)%	64%
Preferred Dividends - Diluted	$128	$202	$174	$265	$210	(21)%	64%

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,585	$4,574	$4,070	$3,072	$3,253	6%	(29)%
Citigroup’s Net Income	$4,580	$4,580	$4,061	$3,028	$3,251	7%	(29)%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,585	$4,574	$4,070	$3,072	$3,253	6%	(29)%
Citigroup’s Net Income	$4,580	$4,580	$4,061	$3,028	$3,251	7%	(29)%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio (1) (2)	11.06%	11.37%	11.67%	12.07%	12.3%
Tier 1 Capital Ratio (1) (2)	12.07%	12.54%	12.91%	13.49%	13.8%
Total Capital Ratio (1) (2)	13.38%	14.14%	14.60%	15.30%	15.7%
Supplementary Leverage Ratio (2) (3)	6.44%	6.72%	6.85%	7.08%	7.4%
Return on Average Assets	1.04%	1.06%	0.94%	0.74%	0.79%
Return on Average Common Equity	9.4%	9.1%	8.0%	5.9%	6.4%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	55%	56%	57%	60%	60%

Balance Sheet Data (in billions of dollars, except Book Value Per Share):
Total Assets	$1,831.8	$1,829.4	$1,808.4	$1,731.2	$1,801.0	4%	(2)%
Total Average Assets	1,853.1	1,839.7	1,818.4	1,784.3	1,777.6	—	(4)%
Total Deposits	899.6	908.0	904.2	907.9	934.6	3%	4%
Citigroup’s Stockholders’ Equity	214.6	219.4	220.8	221.9	227.5	3%	6%
Book Value Per Share	66.79	68.27	69.03	69.46	71.47	3%	7%
Tangible Book Value Per Share (4)	57.66	59.18	60.07	60.61	62.58	3%	9%

Direct Staff (in thousands)	239	238	239	231	225	(3)%	(6)%

(1)         Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework.  See page 36 for a reconciliation of Citi’s Common Equity Tier 1 Capital to reported results.

(2)         March 31, 2016 ratios are preliminary.

(3)         Citigroup’s Supplementary Leverage Ratio, which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure.  See page 36 for a reconciliation of this measure to reported results.

(4)         Tangible book value per share is a non-GAAP financial measure.  See page 36 for a reconciliation of this measure to reported results.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15
Revenues
Interest revenue	$14,600	$14,873	$14,714	$14,364	$14,167	(1)%	(3)%
Interest expense	3,028	3,051	2,941	2,901	2,940	1%	(3)%
Net interest revenue	11,572	11,822	11,773	11,463	11,227	(2)%	(3)%

Commissions and fees	3,170	3,194	2,732	2,752	2,463	(11)%	(22)%
Principal transactions	1,971	2,173	1,327	537	1,840	NM	(7)%
Administrative and other fiduciary fees	962	995	870	821	811	(1)%	(16)%
Realized gains (losses) on investments	307	183	151	41	186	NM	(39)%
Other-than-temporary impairment losses on investments and other assets	(72)	(43)	(80)	(70)	(465)	NM	NM
Insurance premiums	497	482	464	402	264	(34)%	(47)%
Other revenue	1,329	664	1,455	2,510	1,229	(51)%	(8)%
Total non-interest revenues	8,164	7,648	6,919	6,993	6,328	(10)%	(22)%
Total revenues, net of interest expense	19,736	19,470	18,692	18,456	17,555	(5)%	(11)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,957	1,920	1,663	1,762	1,724	(2)%	(12)%
Credit reserve build / (release)	(202)	(405)	(81)	494	162	(67)%	NM
Provision for loan losses	1,755	1,515	1,582	2,256	1,886	(16)%	7%
Provison for Policyholder benefits and claims	197	181	189	164	88	(46)%	(55)%
Provision for unfunded lending commitments	(37)	(48)	65	94	71	(24)%	NM
Total provisions for credit losses and for benefits and claims	1,915	1,648	1,836	2,514	2,045	(19)%	7%

Operating Expenses
Compensation and benefits	5,520	5,483	5,321	5,445	5,556	2%	1%
Premises and Equipment	709	737	722	710	651	(8)%	(8)%
Technology / communication expense	1,600	1,656	1,628	1,697	1,649	(3)%	3%
Advertising and marketing expense	392	393	391	371	390	5%	(1)%
Other operating	2,663	2,659	2,607	2,911	2,277	(22)%	(14)%
Total operating expenses	10,884	10,928	10,669	11,134	10,523	(5)%	(3)%

Income from Continuing Operations before Income Taxes	6,937	6,894	6,187	4,808	4,987	4%	(28)%
Provision (benefits) for income taxes	2,120	2,036	1,881	1,403	1,479	5%	(30)%

Income from Continuing Operations	4,817	4,858	4,306	3,405	3,508	3%	(27)%
Discontinued Operations
Income (Loss) from Discontinued Operations	(8)	9	(15)	(69)	(3)	96%	63%
Gain (Loss) on Sale	—	—	—	—	—	—	—
Provision (benefits) for income taxes	(3)	3	(5)	(24)	(1)	96%	67%
Income (Loss) from Discontinued Operations, net of taxes	(5)	6	(10)	(45)	(2)	96%	60%

Net Income before Noncontrolling Interests	4,812	4,864	4,296	3,360	3,506	4%	(27)%

Net Income attributable to noncontrolling interests	42	18	5	25	5	(80)%	(88)%
Citigroup’s Net Income	$4,770	$4,846	$4,291	$3,335	$3,501	5%	(27)%

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						1Q16 Increase/
	March 31,	June 30,	September 30,	December 31,	March 31,	(Decrease) from
	2015	2015	2015	2015	2016 (1)	4Q15	1Q15
Assets
Cash and due from banks (including segregated cash and other deposits)	$21,880	$23,413	$21,726	$20,900	$22,240	6%	2%
Deposits with banks	133,896	130,685	137,935	112,197	136,049	21%	2%
Fed funds sold and securities borr’d or purch under agree. to resell	239,015	237,054	231,695	219,675	225,093	2%	(6)%
Brokerage receivables	35,637	43,921	37,875	27,683	35,261	27%	(1)%
Trading account assets	302,983	279,197	266,946	249,956	273,747	10%	(10)%
Investments
Available-for-sale and non-marketable equity securities	303,561	301,955	308,499	306,740	316,362	3%	4%
Held-to-maturity	23,254	30,166	33,940	36,215	36,890	2%	59%
Total Investments	326,815	332,121	342,439	342,955	353,252	3%	8%
Loans, net of unearned income
Consumer	337,733	338,194	329,219	325,785	317,900	(2)%	(6)%
Corporate	283,321	293,924	293,225	291,832	300,924	3%	6%
Loans, net of unearned income	621,054	632,118	622,444	617,617	618,824	—	—
Allowance for loan losses	(14,598)	(14,075)	(13,626)	(12,626)	(12,712)	(1)%	13%
Total loans, net	606,456	618,043	608,818	604,991	606,112	—	—
Goodwill	23,150	23,012	22,444	22,349	22,575	1%	(2)%
Intangible assets (other than MSRs)	4,244	4,071	3,880	3,721	3,493	(6)%	(18)%
Mortgage servicing rights (MSRs)	1,685	1,924	1,766	1,781	1,524	(14)%	(10)%
Other assets (2)	136,040	135,929	132,832	125,002	121,621	(3)%	(11)%
Total assets	$1,831,801	$1,829,370	$1,808,356	$1,731,210	$1,800,967	4%	(2)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$136,568	$135,013	$141,425	$139,249	$138,153	(1)%	1%
Interest-bearing deposits in U.S. offices	275,423	268,947	267,057	280,234	284,969	2%	3%
Total U.S. Deposits	411,991	403,960	408,482	419,483	423,122	1%	3%
Non-interest-bearing deposits in offices outside the U.S.	71,653	72,629	73,188	71,577	77,865	9%	9%
Interest-bearing deposits in offices outside the U.S.	416,003	431,448	422,573	416,827	433,604	4%	4%
Total International Deposits	487,656	504,077	495,761	488,404	511,469	5%	5%

Total deposits	899,647	908,037	904,243	907,887	934,591	3%	4%
Fed funds purch and securities loaned or sold under agree. to repurch.	175,371	177,012	168,604	146,496	157,208	7%	(10)%
Brokerage payables	58,252	54,867	59,557	53,722	58,257	8%	—
Trading account liabilities	142,438	136,295	125,981	117,512	136,146	16%	(4)%
Short-term borrowings	39,405	25,907	23,715	21,079	20,893	(1)%	(47)%
Long-term debt	210,522	211,845	213,533	201,275	207,835	3%	(1)%
Other liabilities (2)	90,143	94,582	90,586	60,147	57,276	(5)%	(36)%
Total liabilities	$1,615,778	$1,608,545	$1,586,219	$1,508,118	$1,572,206	4%	(3)%

Equity
Stockholders’ equity
Preferred stock	$11,968	$13,968	$15,218	$16,718	$17,753	6%	48%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	108,124	108,219	108,261	108,288	107,590	(1)%	—
Retained earnings	122,463	126,954	130,921	133,841	136,998	2%	12%
Treasury stock	(3,275)	(4,628)	(6,326)	(7,677)	(8,224)	(7)%	NM
Accumulated other comprehensive income (loss)	(24,691)	(25,104)	(27,257)	(29,344)	(26,626)	9%	(8)%
Total common equity	$202,652	$205,472	$205,630	$205,139	$209,769	2%	4%

Total Citigroup stockholders’ equity	$214,620	$219,440	$220,848	$221,857	$227,522	3%	6%
Noncontrolling interests	1,403	1,385	1,289	1,235	1,239	—	(12)%
Total equity	216,023	220,825	222,137	223,092	228,761	3%	6%
Total liabilities and equity	$1,831,801	$1,829,370	$1,808,356	$1,731,210	$1,800,967	4%	(2)%

(1)               Preliminary.

(2)               Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 28 for amounts by period.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUES (In millions of dollars)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

CITICORP
Global Consumer Banking
North America	$5,060	$4,895	$4,893	$4,870	$4,874	—	(4)%
Latin America	1,432	1,432	1,545	1,361	1,241	(9)%	(13)%
Asia (1)	1,810	1,857	1,696	1,644	1,655	1%	(9)%
Total	8,302	8,184	8,134	7,875	7,770	(1)%	(6)%

Institutional Clients Group (Ex-CVA/DVA) (2)
North America	3,318	3,379	3,346	2,779	3,046	10%	(8)%
EMEA	3,006	2,435	2,253	2,132	2,207	4%	(27)%
Latin America	1,000	1,011	1,062	970	975	1%	(3)%
Asia	1,822	1,818	1,777	1,614	1,808	12%	(1)%
Total	9,146	8,643	8,438	7,495	8,036	7%	(12)%

Corporate / Other	212	371	218	107	274	NM	29%

Total Citicorp (Ex-CVA/DVA) (2)	17,660	17,198	16,790	15,477	16,080	4%	(9)%

Total Citi Holdings (Ex-CVA/DVA) (2)	2,149	1,960	1,706	3,160	1,475	(53)%	(31)%

Total Citigroup - Net Revenues (Ex-CVA/DVA) (2)	$19,809	$19,158	$18,496	$18,637	$17,555	(6)%	(11)%

CVA/DVA for Periods Prior to 1Q16 (2)	(73)	312	196	(181)	—	100%	100%

Total Citigroup - Net Revenues	$19,736	$19,470	$18,692	$18,456	$17,555	(5)%	(11)%

(1)              For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; Funding Valuation Adjustments (FVA) on derivatives; and Debt Valuation Adjustments (DVA) on Citigroup’s fair value option liabilities (collectively referred to as CVA/DVA). During the first quarter of 2016, Citi adopted ASU No. 2016-01, Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities on a prospective basis.  Accordingly, beginning in the first quarter of 2016, changes in DVA are reflected as a component of Accumulated Other Comprehensive Income.  In the table above and on pages 5, 16, 17 and 19, adjusted results for all periods prior to the first quarter of 1Q16, exclude the impact of CVA/DVA, as noted, consistent with previous presentations. Citigroup’s results of operations excluding the impact of CVA/DVA are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,153	$1,085	$1,080	$993	$860	(13)%	(25)%
Latin America	220	190	306	152	156	3%	(29)%
Asia (1)	339	336	305	217	215	(1)%	(37)%
Total	1,712	1,611	1,691	1,362	1,231	(10)%	(28)%

Institutional Clients Group (Ex-CVA/DVA) (2)
North America	980	989	931	517	584	13%	(40)%
EMEA	1,003	613	408	231	399	73%	(60)%
Latin America	381	420	397	190	337	77%	(12)%
Asia	654	648	554	441	639	45%	(2)%
Total	3,018	2,670	2,290	1,379	1,959	42%	(35)%

Corporate / Other	(19)	231	183	101	(29)	NM	(53)%

Total Citicorp (Ex-CVA/DVA) (2)	4,711	4,512	4,164	2,842	3,161	11%	(33)%

Total Citi Holdings (Ex-CVA/DVA) (2)	153	150	15	677	347	(49)%	NM

Income From Continuing Operations - Ex-CVA/DVA (2)	4,864	4,662	4,179	3,519	3,508	—	(28)%

Discontinued Operations	(5)	6	(10)	(45)	(2)	96%	60%

Net Income Attributable to Noncontrolling Interests	42	18	5	25	5	(80)%	(88)%

Citigroup’s Net Income - Ex-CVA/DVA (2)	$4,817	$4,650	$4,164	$3,449	$3,501	2%	(27)%

CVA/DVA (after-tax) for Periods Prior to 1Q16 (2)	(47)	196	127	(114)	—	100%	100%

Total Citigroup - Net Income	$4,770	$4,846	$4,291	$3,335	$3,501	5%	(27)%

Citicorp - Average Assets
North America	$885	$876	$881	$887	$904	2%	2%
EMEA (1)	317	331	312	300	301	—	(5)%
Latin America	146	145	139	141	137	(3)%	(6)%
Asia (1)	311	313	307	308	307	—	(1)%
Corporate / Other	60	49	59	51	51	—	(15)%
Total	$1,719	$1,714	$1,698	$1,687	$1,700	1%	(1)%

Citicorp - Return on Average Assets (ROA)(Ex-CVA/DVA) (3)
North America	0.97%	0.95%	0.91%	0.68%	0.64%
EMEA (1)	1.25%	0.73%	0.52%	0.29%	0.52%
Latin America	1.67%	1.68%	2.00%	0.95%	1.44%
Asia (1)	1.30%	1.26%	1.10%	0.85%	1.12%
Corporate/Other	(0.23)%	1.96%	1.14%	0.38%	(0.18)%
Total	1.10%	1.05%	0.97%	0.65%	0.75%

(1)                                 For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)                                 See footnote 2 on page 4.

(3)                                 For all periods prior to 1Q16, ROA is calculated based on Net Income, excluding CVA/DVA.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15
Revenues
Net interest revenue	$10,313	$10,622	$10,622	$10,616	$10,630	—	3%
Non-interest revenue	7,278	6,879	6,389	4,675	5,450	17%	(25)%
Total revenues, net of interest expense	17,591	17,501	17,011	15,291	16,080	5%	(9)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	1,488	1,586	1,391	1,501	1,581	5%	6%
Credit reserve build / (release)	(30)	(220)	90	421	193	(54)%	NM
Provision for loan losses	1,458	1,366	1,481	1,922	1,774	(8)%	22%
Provision for benefits and claims	28	21	28	30	28	(7)%	—
Provision for unfunded lending commitments	(32)	(50)	84	95	73	(23)%	NM
Total provisions for credit losses and for benefits and claims	1,454	1,337	1,593	2,047	1,875	(8)%	29%

Total operating expenses	9,499	9,566	9,295	9,684	9,695	—	2%

Income from Continuing Operations before Income Taxes	6,638	6,598	6,123	3,560	4,510	27%	(32)%
Provision for income taxes	1,971	1,896	1,816	835	1,349	62%	(32)%

Income from Continuing Operations	4,667	4,702	4,307	2,725	3,161	16%	(32)%

Income (loss) from Discontinued Operations, net of taxes	(5)	6	(10)	(45)	(2)	96%	60%

Noncontrolling interests	41	18	5	15	4	(73)%	(90)%
Citicorp’s Net Income	$4,621	$4,690	$4,292	$2,665	$3,155	18%	(32)%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,702	$1,705	$1,691	$1,650	$1,728	5%	2%

Average Assets	$1,719	$1,714	$1,698	$1,687	$1,700	1%	(1)%
Return on Average Assets	1.09%	1.10%	1.00%	0.63%	0.75%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	54%	55%	55%	63%	60%
Total EOP Loans	$554	$568	$563	$569	$573	1%	4%
Total EOP Deposits	$884	$896	$894	$898	$925	3%	5%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Net Interest Revenue	$6,461	$6,457	$6,519	$6,547	$6,406	(2)%	(1)%
Non-Interest Revenue	1,841	1,727	1,615	1,328	1,364	3%	(26)%
Total Revenues, Net of Interest Expense	8,302	8,184	8,134	7,875	7,770	(1)%	(6)%
Total Operating Expenses	4,305	4,338	4,231	4,346	4,408	1%	2%
Net Credit Losses	1,489	1,504	1,354	1,405	1,370	(2)%	(8)%
Credit Reserve Build / (Release)	(149)	(97)	(103)	(44)	85	NM	NM
Provision for Unfunded Lending Commitments	—	(4)	1	6	2	(67)%	NM
Provision for Benefits and Claims	28	21	28	30	28	(7)%	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,368	1,424	1,280	1,397	1,485	6%	9%
Income from Continuing Operations before Taxes	2,629	2,422	2,623	2,132	1,877	(12)%	(29)%
Income Taxes	917	811	932	770	646	(16)%	(30)%
Income from Continuing Operations	1,712	1,611	1,691	1,362	1,231	(10)%	(28)%
Noncontrolling Interests	(4)	5	8	1	2	100%	NM
Net Income	$1,716	$1,606	$1,683	$1,361	$1,229	(10)%	(28)%
Average Assets (in billions of dollars)	$380	$381	$375	$379	$378	—	(1)%
Return on Average Assets (ROA)	1.83%	1.69%	1.78%	1.42%	1.31%
Efficiency Ratio	52%	53%	52%	55%	57%

Net Credit Losses as a % of Average Loans	2.21%	2.21%	1.99%	2.04%	2.03%

Revenue by Business
Retail Banking	$3,538	$3,533	$3,514	$3,280	$3,216	(2)%	(9)%
Cards (1)	4,764	4,651	4,620	4,595	4,554	(1)%	(4)%
Total	$8,302	$8,184	$8,134	$7,875	$7,770	(1)%	(6)%

Net Credit Losses by Business
Retail Banking	$255	$261	$247	$295	$220	(25)%	(14)%
Cards (1)	1,234	1,243	1,107	1,110	1,150	4%	(7)%
Total	$1,489	$1,504	$1,354	$1,405	$1,370	(2)%	(8)%

Income (loss) from Continuing Operations by Business
Retail Banking	$579	$549	$574	$313	$317	1%	(45)%
Cards (1)	1,133	1,062	1,117	1,049	914	(13)%	(19)%
Total	$1,712	$1,611	$1,691	$1,362	$1,231	(10)%	(28)%

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,302	$8,184	$8,134	$7,875	$7,770	(1)%	(6)%
Impact of FX Translation (2)	(295)	(306)	(119)	(90)	—
Total Revenues - Ex-FX (2)	$8,007	$7,878	$8,015	$7,785	$7,770	—	(3)%

Total Operating Expenses - as Reported	$4,305	$4,338	$4,231	$4,346	$4,408	1%	2%
Impact of FX Translation (2)	(142)	(147)	(55)	(43)	—
Total Operating Expenses - Ex-FX (2)	$4,163	$4,191	$4,176	$4,303	$4,408	2%	6%

Total Provisions for LLR & PBC - as Reported	$1,368	$1,424	$1,280	$1,397	$1,485	6%	9%
Impact of FX Translation (2)	(64)	(57)	(24)	(19)	—
Total Provisions for LLR & PBC - Ex-FX (2)	$1,304	$1,367	$1,256	$1,378	$1,485	8%	14%

Net Income - as Reported	$1,716	$1,606	$1,683	$1,361	$1,229	(10)%	(28)%
Impact of FX Translation (2)	(61)	(69)	(30)	(21)	—
Net Income - Ex-FX (2)	$1,655	$1,537	$1,653	$1,340	$1,229	(8)%	(26)%

(1)         Includes both Citi-Branded Cards and Citi Retail Services.

(2)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the first quarter of 2016 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,817	2,805	2,795	2,785	2,703	(3)%	(4)%
Accounts (in millions)	55.1	55.2	56.2	56.2	54.7	(3)%	(1)%
Average Deposits	$297.9	$297.9	$294.9	$295.2	$295.6	—	(1)%
Investment Sales	$25.5	$25.5	$19.7	$17.3	$16.4	(5)%	(36)%
Investment Assets under Management (AUMs)	$153.3	$154.0	$144.4	$152.6	$144.1	(6)%	(6)%
Average Loans	$141.3	$142.7	$140.1	$141.2	$139.9	(1)%	(1)%
EOP Loans:
Real Estate Lending	$79.3	$80.1	$79.0	$80.2	$82.2	2%	4%
Commercial Markets	33.3	33.7	32.3	31.3	31.6	1%	(5)%
Personal and Other	28.4	28.9	28.1	29.2	28.5	(2)%	—
EOP Loans	$141.0	$142.7	$139.4	$140.7	$142.3	1%	1%

Net Interest Revenue (in millions) (1)	$2,162	$2,214	$2,200	$2,215	$2,191	(1)%	1%
As a % of Average Loans	6.21%	6.22%	6.23%	6.22%	6.30%

Net Credit Losses (in millions)	$255	$261	$247	$295	$220	(25)%	(14)%
As a % of Average Loans	0.73%	0.73%	0.70%	0.83%	0.63%
Loans 90+ Days Past Due (in millions) (2)	$540	$567	$529	$523	$498	(5)%	(8)%
As a % of EOP Loans	0.39%	0.40%	0.38%	0.37%	0.35%
Loans 30-89 Days Past Due (in millions) (2)	$791	$746	$764	$739	$793	7%	—
As a % of EOP Loans	0.57%	0.53%	0.55%	0.53%	0.56%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	135.6	135.9	135.6	135.9	134.1	(1)%	(1)%
Purchase Sales (in billions)	$80.1	$89.7	$88.6	$96.2	$84.6	(12)%	6%

Average Loans (in billions) (3)	$132.4	$129.9	$129.7	$131.5	$131.3	—	(1)%
EOP Loans (in billions) (3)	$129.8	$131.7	$130.3	$136.3	$130.3	(4)%	—
Average Yield (4)	13.39%	13.33%	13.25%	13.09%	13.21%
Net Interest Revenue (5)	$4,299	$4,243	$4,319	$4,332	$4,215	(3)%	(2)%
As a % of Average Loans (5)	13.17%	13.10%	13.21%	13.07%	12.91%
Net Credit Losses	$1,234	$1,243	$1,107	$1,110	$1,150	4%	(7)%
As a % of Average Loans	3.78%	3.84%	3.39%	3.35%	3.52%
Net Credit Margin (6)	$3,520	$3,399	$3,501	$3,476	$3,396	(2)%	(4)%
As a % of Average Loans (6)	10.78%	10.50%	10.71%	10.49%	10.40%
Loans 90+ Days Past Due	$1,592	$1,453	$1,452	$1,596	$1,524	(5)%	(4)%
As a % of EOP Loans	1.23%	1.10%	1.11%	1.17%	1.17%
Loans 30-89 Days Past Due	$1,623	$1,544	$1,663	$1,679	$1,567	(7)%	(3)%
As a % of EOP Loans	1.25%	1.17%	1.28%	1.23%	1.20%

(1)         Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See footnote 1 on page 10.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Net Interest Revenue	$4,336	$4,312	$4,455	$4,506	$4,442	(1)%	2%
Non-Interest Revenue	724	583	438	364	432	19%	(40)%
Total Revenues, Net of Interest Expense	5,060	4,895	4,893	4,870	4,874	—	(4)%
Total Operating Expenses	2,341	2,316	2,319	2,405	2,506	4%	7%
Net Credit Losses	960	999	878	914	932	2%	(3)%
Credit Reserve Build / (Release)	(99)	(108)	(61)	(69)	79	NM	NM
Provision for Unfunded Lending Commitments	1	—	—	6	1	(83)%	—
Provision for Benefits and Claims	10	9	11	8	9	13%	(10)%
Provisions for Loan Losses and for Benefits and Claims	872	900	828	859	1,021	19%	17%
Income from Continuing Operations before Taxes	1,847	1,679	1,746	1,606	1,347	(16)%	(27)%
Income Taxes (benefits)	694	594	666	613	487	(21)%	(30)%
Income from Continuing Operations	1,153	1,085	1,080	993	860	(13)%	(25)%
Noncontrolling Interests	1	—	1	1	—	(100)%	(100)%
Net Income	$1,152	$1,085	$1,079	$992	$860	(13)%	(25)%
Average Assets (in billions of dollars)	$208	$207	$209	$210	$212	1%	2%
Return on Average Assets	2.25%	2.10%	2.05%	1.87%	1.63%
Efficiency Ratio	46%	47%	47%	49%	51%

Net Credit Losses as a % of Average Loans	2.50%	2.58%	2.21%	2.26%	2.32%

Revenue by Business
Retail Banking	$1,414	$1,379	$1,347	$1,338	$1,307	(2)%	(8)%
Citi-Branded Cards	2,009	1,933	1,930	1,937	1,880	(3)%	(6)%
Citi Retail Services	1,637	1,583	1,616	1,595	1,687	6%	3%
Total	$5,060	$4,895	$4,893	$4,870	$4,874	—	(4)%

Net Credit Losses by Business
Retail Banking	$35	$39	$34	$42	$24	(43)%	(31)%
Citi-Branded Cards	492	503	443	454	455	—	(8)%
Citi Retail Services	433	457	401	418	453	8%	5%
Total	$960	$999	$878	$914	$932	2%	(3)%

Income (loss) from Continuing Operations by Business
Retail Banking	$210	$207	$161	$137	$98	(28)%	(53)%
Citi-Branded Cards	539	499	522	515	366	(29)%	(32)%
Citi Retail Services	404	379	397	341	396	16%	(2)%
Total	$1,153	$1,085	$1,080	$993	$860	(13)%	(25)%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	788	779	779	780	729	(7)%	(7)%
Accounts (in millions)	11.5	11.3	11.2	11.0	9.6	(13)%	(17)%
Investment Sales	$6.3	$5.9	$4.9	$4.6	$4.8	4%	(24)%
Investment AUMs	$50.6	$50.6	$47.9	$48.9	$49.4	1%	(2)%

Average Deposits	$180.4	$179.9	$181.4	$181.2	$180.6	—	—

Average Loans	$47.8	$49.3	$50.3	$51.8	$52.9	2%	11%

EOP Loans:
Real Estate Lending	$37.8	$38.9	$40.6	$41.9	$42.9	2%	13%
Commercial Markets	8.5	8.5	8.4	7.8	8.2	5%	(4)%
Personal and Other	1.8	1.8	2.0	2.5	2.4	(4)%	33%
Total EOP Loans	$48.1	$49.2	$51.0	$52.2	$53.5	2%	11%

Mortgage Originations (1)	$7.0	$8.8	$7.5	$6.2	$5.5	(11)%	(21)%

Third Party Mortgage Servicing Portfolio (EOP)	$168.2	$165.0	$162.6	$159.5	$155.9	(2)%	(7)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$168.7	$179.4	$107.2	$110.6	$97.6	(12)%	(42)%

Saleable Mortgage Rate Locks	$4.4	$5.0	$3.9	$3.2	$3.1	(3)%	(30)%

Net Interest Revenue on Loans (in millions)	$262	$266	$262	$271	$276	2%	5%
As a % of Avg. Loans	2.22%	2.16%	2.07%	2.08%	2.10%

Net Credit Losses (in millions)	$35	$39	$34	$42	$24	(43)%	(31)%
As a % of Avg. Loans	0.30%	0.32%	0.27%	0.32%	0.18%

Loans 90+ Days Past Due (in millions) (2)	$123	$150	$138	$165	$152	(8)%	24%
As a % of EOP Loans	0.26%	0.31%	0.28%	0.32%	0.29%
Loans 30-89 Days Past Due (in millions) (2)	$203	$176	$198	$221	$198	(10)%	(2)%
As a % of EOP Loans	0.43%	0.36%	0.40%	0.43%	0.38%

(1) Originations on First mortgages

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $534 million and ($1.1 billion), $423 million and ($0.8 billion), $498 million and ($0.9 billion), $491 million and ($1.1 billion), and $456 million and ($1.1 billion) as of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $111 million and ($1.1 billion), $75 million and ($0.8 billion), $79 million and ($0.9 billion), $87 million and ($1.1 billion), and $86 million and ($1.1 billion) as of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	23.7	23.2	23.3	23.5	23.8	1%	—
Purchase Sales (in billions)	$40.9	$46.1	$46.6	$49.0	$45.9	(6)%	12%

Average Loans (in billions) (1)	$64.1	$63.2	$63.9	$64.6	$64.7	—	1%

EOP Loans (in billions) (1)	$63.5	$64.5	$64.8	$67.2	$64.9	(3)%	2%

Average Yield (2)	10.48%	10.39%	10.28%	10.31%	10.38%
Net Interest Revenue (3)	$1,607	$1,582	$1,618	$1,633	$1,612	(1)%	—
As a % of Avg. Loans (3)	10.17%	10.04%	10.05%	10.03%	10.02%
Net Credit Losses	$492	$503	$443	$454	$455	—	(8)%
As a % of Average Loans	3.11%	3.19%	2.75%	2.79%	2.83%
Net Credit Margin (4)	$1,513	$1,426	$1,482	$1,481	$1,421	(4)%	(6)%
As a % of Avg. Loans (4)	9.57%	9.05%	9.20%	9.10%	8.83%
Loans 90+ Days Past Due	$569	$495	$491	$538	$530	(1)%	(7)%
As a % of EOP Loans	0.90%	0.77%	0.76%	0.80%	0.82%
Loans 30-89 Days Past Due	$497	$462	$504	$523	$492	(6)%	(1)%
As a % of EOP Loans	0.78%	0.72%	0.78%	0.78%	0.76%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	88.7	89.5	89.5	89.9	88.1	(2)%	(1)%
Purchase Sales (in billions)	$16.5	$20.2	$19.8	$23.5	$16.9	(28)%	2%

Average Loans (in billions) (1)	$43.9	$42.6	$43.1	$44.1	$44.0	—	—

EOP Loans (in billions) (1)	$42.4	$43.2	$43.1	$46.1	$42.5	(8)%	—

Average Yield (2)	16.96%	17.00%	16.94%	16.49%	16.92%
Net Interest Revenue (3)	$1,885	$1,843	$1,925	$1,939	$1,899	(2)%	1%
As a % of Avg. Loans (3)	17.41%	17.35%	17.72%	17.44%	17.36%
Net Credit Losses	$433	$457	$401	$418	$453	8%	5%
As a % of Average Loans	4.00%	4.30%	3.69%	3.76%	4.14%
Net Credit Margin (4)	$1,198	$1,120	$1,209	$1,170	$1,230	5%	3%
As a % of Avg. Loans (4)	11.07%	10.55%	11.13%	10.53%	11.24%
Loans 90+ Days Past Due	$629	$567	$621	$705	$665	(6)%	6%
As a % of EOP Loans	1.48%	1.31%	1.44%	1.53%	1.56%
Loans 30-89 Days Past Due	$673	$652	$758	$773	$688	(11)%	2%
As a % of EOP Loans	1.59%	1.51%	1.76%	1.68%	1.62%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         Average yield is calculated as gross interest revenue earned divided by average loans.

(3)         Net interest revenue includes certain fees that are recorded as interest revenue.

(4)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Net Interest Revenue	$990	$991	$959	$945	$863	(9)%	(13)%
Non-Interest Revenue	442	441	586	416	378	(9)%	(14)%
Total Revenues, Net of Interest Expense	1,432	1,432	1,545	1,361	1,241	(9)%	(13)%
Total Operating Expenses	797	846	795	824	720	(13)%	(10)%
Net Credit Losses	356	316	301	307	278	(9)%	(22)%
Credit Reserve Build / (Release)	(8)	19	19	3	17	NM	NM
Provision for Unfunded Lending Commitments	(3)	—	1	—	1	100%	NM
Provision for Benefits and Claims	18	12	17	22	19	(14)%	6%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	363	347	338	332	315	(5)%	(13)%
Income from Continuing Operations before Taxes	272	239	412	205	206	—	(24)%
Income Taxes	52	49	106	53	50	(6)%	(4)%
Income from Continuing Operations	220	190	306	152	156	3%	(29)%
Noncontrolling Interests	—	2	1	—	1	100%	100%
Net Income	$220	$188	$305	$152	$155	2%	(30)%
Average Assets (in billions of dollars)	$57	$55	$50	$52	$50	(4)%	(12)%
Return on Average Assets (1)	1.57%	1.37%	2.42%	1.16%	1.25%
Efficiency Ratio	56%	59%	51%	61%	58%

Net Credit Losses as a % of Average Loans (1)	5.25%	4.66%	4.65%	4.70%	4.53%

Revenue by Business
Retail Banking	$972	$975	$1,100	$934	$868	(7)%	(11)%
Citi-Branded Cards	460	457	445	427	373	(13)%	(19)%
Total	$1,432	$1,432	$1,545	$1,361	$1,241	(9)%	(13)%

Net Credit Losses by Business
Retail Banking	$150	$142	$138	$159	$134	(16)%	(11)%
Citi-Branded Cards	206	174	163	148	144	(3)%	(30)%
Total	$356	$316	$301	$307	$278	(9)%	(22)%

Income (loss) from Continuing Operations by Business
Retail Banking	$148	$121	$228	$65	$99	52%	(33)%
Citi-Branded Cards	72	69	78	87	57	(34)%	(21)%
Total	$220	$190	$306	$152	$156	3%	(29)%

FX Translation Impact:
Total Revenue - as Reported	$1,432	$1,432	$1,545	$1,361	$1,241	(9)%	(13)%
Impact of FX Translation (1)	(217)	(220)	(106)	(84)	—
Total Revenues - Ex-FX (1)	$1,215	$1,212	$1,439	$1,277	$1,241	(3)%	2%

Total Operating Expenses - as Reported	$797	$846	$795	$824	$720	(13)%	(10)%
Impact of FX Translation (1)	(87)	(80)	(41)	(35)	—
Total Operating Expenses - Ex-FX (1)	$710	$766	$754	$789	$720	(9)%	1%

Provisions for LLR & PBC - as Reported	$363	$347	$338	$332	$315	(5)%	(13)%
Impact of FX Translation (1)	(56)	(46)	(24)	(19)	—
Provisions for LLR & PBC - Ex-FX (1)	$307	$301	$314	$313	$315	1%	3%

Net Income - as Reported	$220	$188	$305	$152	$155	2%	(30)%
Impact of FX Translation (1)	(57)	(67)	(31)	(22)	—
Net Income - Ex-FX (1)	$163	$121	$274	$130	$155	19%	(5)%

(1)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the first quarter of 2016 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,498	1,497	1,495	1,492	1,493	—	—
Accounts (in millions)	26.2	26.5	27.3	27.7	27.9	1%	6%
Average Deposits	$29.3	$28.7	$27.1	$27.3	$27.8	2%	(5)%
Investment Sales	$8.2	$6.6	$6.6	$6.7	$5.5	(18)%	(33)%
Investment AUMs	$43.8	$43.3	$41.4	$46.7	$38.6	(17)%	(12)%
Average Loans	$21.1	$21.1	$20.1	$20.4	$19.5	(4)%	(8)%
EOP Loans:
Real Estate Lending	$4.7	$4.5	$4.1	$3.9	$4.6	18%	(2)%
Commercial Markets	8.8	9.1	8.6	9.2	9.1	(1)%	3%
Personal and Other	7.6	7.5	7.1	7.0	6.4	(9)%	(16)%
Total EOP Loans	$21.1	$21.1	$19.8	$20.1	$20.1	—	(5)%

Net Interest Revenue (in millions) (1)	$650	$648	$629	$635	$597	(6)%	(8)%
As a % of Average Loans (1)	12.49%	12.32%	12.42%	12.35%	12.31%
Net Credit Losses (in millions)	$150	$142	$138	$159	$134	(16)%	(11)%
As a % of Average Loans	2.88%	2.70%	2.72%	3.09%	2.76%
Loans 90+ Days Past Due (in millions) (2)	$238	$232	$212	$185	$172	(7)%	(28)%
As a % of EOP Loans (2)	1.13%	1.10%	1.07%	0.92%	0.86%
Loans 30-89 Days Past Due (in millions)	$229	$217	$239	$184	$256	39%	12%
As a % of EOP Loans	1.09%	1.03%	1.21%	0.92%	1.27%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.9	5.9	5.7	5.6	5.6	—	(5)%
Purchase Sales (in billions)	$4.1	$4.2	$4.0	$4.4	$3.7	(16)%	(10)%
Average Loans (in billions) (3)	$6.4	$6.1	$5.6	$5.5	$5.2	(5)%	(19)%
EOP Loans (in billions) (3)	$6.1	$5.9	$5.4	$5.4	$5.3	(2)%	(13)%
Average Yield (4)	20.11%	20.63%	21.19%	20.73%	19.77%

Net Interest Revenue (in millions) (5)	$340	$343	$330	$310	$266	(14)%	(22)%
As a % of Average Loans (5)	21.55%	22.55%	23.38%	22.36%	20.57%
Net Credit Losses (in millions)	$206	$174	$163	$148	$144	(3)%	(30)%
As a % of Average Loans	13.05%	11.44%	11.55%	10.68%	11.14%
Net Credit Margin (in millions) (6)	$254	$283	$282	$279	$229	(18)%	(10)%
As a % of Average Loans (6)	16.10%	18.61%	19.98%	20.13%	17.71%
Loans 90+ Days Past Due (in millions)	$203	$200	$169	$173	$149	(14)%	(27)%
As a % of EOP Loans	3.33%	3.39%	3.13%	3.20%	2.81%
Loans 30-89 Days Past Due (in millions)	$204	$183	$181	$157	$152	(3)%	(25)%
As a % of EOP Loans	3.34%	3.10%	3.35%	2.91%	2.87%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         See footnote 3 on page 8.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Net Interest Revenue	$1,135	$1,154	$1,105	$1,096	$1,101	—	(3)%
Non-Interest Revenue	675	703	591	548	554	1%	(18)%
Total Revenues, Net of Interest Expense	1,810	1,857	1,696	1,644	1,655	1%	(9)%
Total Operating Expenses	1,167	1,176	1,117	1,117	1,182	6%	1%
Net Credit Losses	173	189	175	184	160	(13)%	(8)%
Credit Reserve Build / (Release)	(42)	(8)	(61)	22	(11)	NM	74%
Provision for Unfunded Lending Commitments	2	(4)	—	—	—	—	(100)%
Provision for Benefits and Claims	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	133	177	114	206	149	(28)%	12%
Income from Continuing Operations before Taxes	510	504	465	321	324	1%	(36)%
Income Taxes	171	168	160	104	109	5%	(36)%
Income from Continuing Operations	339	336	305	217	215	(1)%	(37)%
Noncontrolling Interests	(5)	3	6	—	1	100%	NM
Net Income	$344	$333	$299	$217	$214	(1)%	(38)%
Average Assets (in billions of dollars)	$115	$119	$116	$117	$116	(1)%	1%
Return on Average Assets	1.21%	1.12%	1.02%	0.74%	0.74%
Efficiency Ratio	64%	63%	66%	68%	71%

Net Credit Losses as a % of Average Loans	0.78%	0.84%	0.80%	0.85%	0.76%

Revenue by Business
Retail Banking	$1,152	$1,179	$1,067	$1,008	$1,041	3%	(10)%
Citi-Branded Cards	658	678	629	636	614	(3)%	(7)%
Total	$1,810	$1,857	$1,696	$1,644	$1,655	1%	(9)%

Net Credit Losses by Business
Retail Banking	$70	$80	$75	$94	$62	(34)%	(11)%
Citi-Branded Cards	103	109	100	90	98	9%	(5)%
Total	$173	$189	$175	$184	$160	(13)%	(8)%

Income from Continuing Operations by Business
Retail Banking	$221	$221	$185	$111	$120	8%	(46)%
Citi-Branded Cards	118	115	120	106	95	(10)%	(19)%
Total	$339	$336	$305	$217	$215	(1)%	(37)%

FX Translation Impact:
Total Revenue - as Reported	$1,810	$1,857	$1,696	$1,644	$1,655	1%	(9)%
Impact of FX Translation (2)	(78)	(86)	(13)	(6)	—
Total Revenues - Ex-FX (2)	$1,732	$1,771	$1,683	$1,638	$1,655	1%	(4)%

Total Operating Expenses - as Reported	$1,167	$1,176	$1,117	$1,117	$1,182	6%	1%
Impact of FX Translation (2)	(55)	(67)	(14)	(8)	—
Total Operating Expenses - Ex-FX (2)	$1,112	$1,109	$1,103	$1,109	$1,182	7%	6%

Provisions for LLR & PBC - as Reported	$133	$177	$114	$206	$149	(28)%	12%
Impact of FX Translation (2)	(8)	(11)	—	—	—
Provisions for LLR & PBC - Ex-FX (2)	$125	$166	$114	$206	$149	(28)%	19%

Net Income - as Reported	$344	$333	$299	$217	$214	(1)%	(38)%
Impact of FX Translation (2)	(4)	(2)	1	1	—
Net Income - Ex-FX (2)	$340	$331	$300	$218	$214	(2)%	(37)%

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the first quarter of 2016 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	531	529	521	513	481	(6)%	(9)%
Accounts (in millions)	17.4	17.4	17.7	17.5	17.2	(2)%	(1)%
Average Deposits	$88.2	$89.3	$86.4	$86.7	$87.2	1%	(1)%
Investment Sales	$11.0	$13.0	$8.2	$6.0	$6.1	2%	(45)%
Investment AUMs	$58.9	$60.1	$55.1	$57.0	$56.1	(2)%	(5)%
Average Loans	$72.4	$72.3	$69.7	$69.0	$67.5	(2)%	(7)%
EOP Loans:
Real Estate Lending	$36.8	$36.7	$34.3	$34.4	$34.7	1%	(6)%
Commercial Markets	16.0	16.1	15.3	14.3	14.3	—	(11)%
Personal and Other	19.0	19.6	19.0	19.7	19.7	—	4%
Total EOP Loans	$71.8	$72.4	$68.6	$68.4	$68.7	—	(4)%

Net Interest Revenue (in millions) (2)	$667	$680	$659	$646	$663	3%	(1)%
As a % of Average Loans (2)	3.74%	3.77%	3.75%	3.71%	3.95%
Net Credit Losses (in millions)	$70	$80	$75	$94	$62	(34)%	(11)%
As a % of Average Loans	0.39%	0.44%	0.43%	0.54%	0.37%
Loans 90+ Days Past Due (in millions)	$179	$185	$179	$173	$174	1%	(3)%
As a % of EOP Loans	0.25%	0.26%	0.26%	0.25%	0.25%
Loans 30-89 Days Past Due (in millions)	$359	$353	$327	$334	$339	1%	(6)%
As a % of EOP Loans	0.50%	0.49%	0.48%	0.49%	0.49%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	17.3	17.3	17.1	16.9	16.6	(2)%	(4)%
Purchase Sales (in billions)	$18.6	$19.2	$18.2	$19.3	$18.1	(6)%	(3)%
Average Loans (in billions) (3)	$18.0	$18.0	$17.1	$17.3	$17.4	1%	(3)%
EOP Loans (in billions) (3)	$17.8	$18.1	$17.0	$17.6	$17.6	—	(1)%
Average Yield (4)	12.62%	12.51%	12.42%	12.39%	12.51%

Net Interest Revenue (in millions) (5)	$467	$475	$446	$450	$438	(3)%	(6)%
As a % of Average Loans (6)	10.52%	10.58%	10.35%	10.32%	10.12%
Net Credit Losses (in millions)	$103	$109	$100	$90	$98	9%	(5)%
As a % of Average Loans	2.32%	2.43%	2.32%	2.06%	2.27%
Net Credit Margin (in millions) (6)	$555	$570	$528	$546	$516	(5)%	(7)%
As a % of Average Loans (6)	12.50%	12.70%	12.25%	12.52%	11.93%
Loans 90+ Days Past Due	$191	$191	$171	$180	$180	—	(6)%
As a % of EOP Loans	1.07%	1.06%	1.01%	1.02%	1.02%
Loans 30-89 Days Past Due	$249	$247	$220	$226	$235	4%	(6)%
As a % of EOP Loans	1.40%	1.36%	1.29%	1.28%	1.34%

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Commissions and Fees	$997	$990	$958	$926	$1,003	8%	1%
Administration and Other Fiduciary Fees	613	663	594	573	597	4%	(3)%
Investment Banking	1,134	1,120	828	1,028	740	(28)%	(35)%
Principal Transactions	2,197	1,793	1,209	619	1,574	NM	(28)%
Other	257	193	903	55	(8)	NM	NM
Total Non-Interest Revenue	5,198	4,759	4,492	3,201	3,906	22%	(25)%
Net Interest Revenue (including Dividends)	3,879	4,187	4,167	4,108	4,130	1%	6%
Total Revenues, Net of Interest Expense	9,077	8,946	8,659	7,309	8,036	10%	(11)%
Total Operating Expenses	4,652	4,842	4,715	4,865	4,869	—	5%
Net Credit Losses	(1)	82	37	96	211	NM	NM
Credit Reserve Build / (Release)	119	(123)	193	465	108	(77)%	(9)%
Provision for Unfunded Lending Commitments	(32)	(46)	83	89	71	(20)%	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	86	(87)	313	650	390	(40)%	NM
Income from Continuing Operations before Taxes	4,339	4,191	3,631	1,794	2,777	55%	(36)%
Income Taxes	1,365	1,331	1,198	532	818	54%	(40)%
Income from Continuing Operations	2,974	2,860	2,433	1,262	1,959	55%	(34)%
Noncontrolling Interests	35	15	(6)	7	10	43%	(71)%
Net Income	$2,939	$2,845	$2,439	$1,255	$1,949	55%	(34)%
Average Assets (in billions of dollars)	$1,279	$1,284	$1,264	$1,257	$1,271	1%	(1)%
Return on Average Assets	0.93%	0.89%	0.77%	0.40%	0.62%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	0.95%	0.83%	0.72%	0.43%	0.62%
Efficiency Ratio	51%	54%	54%	67%	61%

Revenue by Region - Excluding CVA/DVA (2)
North America	$3,318	$3,379	$3,346	$2,779	$3,046	10%	(8)%
EMEA	3,006	2,435	2,253	2,132	2,207	4%	(27)%
Latin America	1,000	1,011	1,062	970	975	1%	(3)%
Asia	1,822	1,818	1,777	1,614	1,808	12%	(1)%
Total	$9,146	$8,643	$8,438	$7,495	$8,036	7%	(12)%
CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above}	(69)	303	221	(186)	—	100%	100%
Total Revenues, net of Interest Expense	$9,077	$8,946	$8,659	$7,309	$8,036	10%	(11)%

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$980	$989	$931	$517	$584	13%	(40)%
EMEA	1,003	613	408	231	399	73%	(60)%
Latin America	381	420	397	190	337	77%	(12)%
Asia	654	648	554	441	639	45%	(2)%
Total	$3,018	$2,670	$2,290	$1,379	$1,959	42%	(35)%
CVA/DVA (after-tax) for Periods Prior to 1Q16 {excluded as applicable in lines above}	(44)	190	143	(117)	—	100%	100%
Income from Continuing Operations	$2,974	$2,860	$2,433	$1,262	$1,959	55%	(34)%

Average Loans by Region (in billions)
North America	$117	$121	$126	128	$129	1%	10%
EMEA	60	63	63	62	63	2%	5%
Latin America	40	41	40	43	43	—	8%
Asia	62	63	62	61	60	(2)%	(3)%
Total	$279	$288	$291	$294	$295	—	6%

EOP Deposits by Region (in billions)
North America	$194	$197	$200	$199	$199	—	3%
EMEA	166	177	173	171	181	6%	9%
Latin America	63	64	63	64	68	6%	8%
Asia	148	150	159	154	159	3%	7%
Total	$571	$588	$595	$588	$607	3%	6%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$386	$397	$399	$392	$415	6%	8%
All Other ICG Businesses	185	191	196	196	192	(2)%	4%
Total	$571	$588	$595	$588	$607	3%	6%

(1)  For all periods prior to 1Q16, Return on Average Assets excluding CVA/DVA is defined as annualized net income less CVA/DVA, divided by average assets.  See above for the after-tax CVA/DVA for each period presented.

(2)  See footnote 2 on page 4.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$295	$257	$239	$302	$227	(25)%	(23)%
Equity Underwriting	231	296	173	206	118	(43)%	(49)%
Debt Underwriting	676	737	532	623	530	(15)%	(22)%
Total Investment Banking	1,202	1,290	944	1,131	875	(23)%	(27)%
Treasury and Trade Solutions	1,890	1,955	1,933	1,992	1,951	(2)%	3%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	476	476	433	432	455	5%	(4)%
Private Bank	709	747	715	691	746	8%	5%
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1) (2)	$4,277	$4,468	$4,025	$4,246	$4,027	(5)%	(6)%

Corporate Lending — Gain/(Loss) on Loan Hedges (2)	52	(66)	352	(14)	(66)	NM	NM
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$4,329	$4,402	$4,377	$4,232	$3,961	(6)%	(9)%

Fixed Income Markets	3,484	3,047	2,566	2,221	3,085	39%	(11)%
Equity Markets	867	649	1,002	603	706	17%	(19)%
Securities Services	543	570	513	517	562	9%	3%
Other	(77)	(25)	(20)	(78)	(278)	NM	NM
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$4,817	$4,241	$4,061	$3,263	$4,075	25%	(15)%

Total ICG (Ex-CVA/DVA) (1)	$9,146	$8,643	$8,438	$7,495	$8,036	7%	(12)%

CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above}	(69)	303	221	(186)	—	100%	100%
Total Revenues, net of Interest Expense	$9,077	$8,946	$8,659	$7,309	$8,036	10%	(11)%

Taxable-equivalent adjustments (3)	$164	$161	$162	$173	$166	(4)%	1%

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$9,310	$8,804	$8,600	$7,668	$8,202	7%	(12)%

(1)	See footnote 2 on page 4.
(2)

Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.  Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(3)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Net Interest Revenue	$(27)	$(22)	$(64)	$(39)	$94	NM	NM
Non-Interest Revenue	239	393	282	146	180	23%	(25)%
Total Revenues, Net of Interest Expense	212	371	218	107	274	NM	29%
Total Operating Expenses	542	386	349	473	418	(12)%	(23)%
Net Credit Losses	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—
Provision for Benefits and Claims	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—
Provisions for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—
Income from Continuing Operations before Taxes	(330)	(15)	(131)	(366)	(144)	61%	56%
Income Taxes	(311)	(246)	(314)	(467)	(115)	75%	63%
Income from Continuing Operations	(19)	231	183	101	(29)	NM	(53)%
Income (Loss) from Discontinued Operations, net of taxes	(5)	6	(10)	(45)	(2)	96%	60%
Noncontrolling Interests	10	(2)	3	7	(8)	NM	NM
Net Income (Loss)	$(34)	$239	$170	$49	$(23)	NM	32%
EOP Assets (in billions of dollars)	$52	$52	$52	$52	$51	(2)%	(2)%
Average Assets (in billions of dollars)	$60	$49	$59	$51	$51	—	(15)%

(1)	Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15
Revenues
Net interest revenue	$1,259	$1,200	$1,151	$847	$597	(30)%	(53)%
Non-interest revenue (1)	886	769	530	2,318	878	(62)%	(1)%
Total revenues, net of interest expense	2,145	1,969	1,681	3,165	1,475	(53)%	(31)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	469	334	272	261	143	(45)%	(70)%
Credit Reserve Build / (Release) (2)	(172)	(185)	(171)	73	(31)	NM	82%
Provision for loan losses (1)	297	149	101	334	112	(66)%	(62)%
Provision for Benefits and Claims	169	160	161	134	60	(55)%	(64)%
Provision for unfunded lending commitments	(5)	2	(19)	(1)	(2)	(100)%	60%
Total provisions for credit losses and for benefits and claims	461	311	243	467	170	(64)%	(63)%

Total operating expenses	1,385	1,362	1,374	1,450	828	(43)%	(40)%

Income (Loss) from Continuing Operations before Income Taxes	299	296	64	1,248	477	(62)%	60%
Provision (benefits) for income taxes	149	140	65	568	130	(77)%	(13)%

Income (Loss) from Continuing Operations	150	156	(1)	680	347	(49)%	NM

Noncontrolling Interests	1	—	—	10	1	(90)%	—
Citi Holding’s Net Income (Loss)	$149	$156	$(1)	$670	$346	(48)%	NM
Average Assets (in billions of dollars)	$134	$126	$120	$97	$78	(20)%	(42)%
Return on Average Assets	0.45%	0.50%	0.00%	2.74%	1.78%
Efficiency Ratio	65%	69%	82%	46%	56%

Balance Sheet Data (in billions):

Total EOP Assets	$130	$124	$117	$81	$73	(10)%	(44)%

Total EOP Loans	$67	$64	$60	$49	$45	(7)%	(32)%

Total EOP Deposits	$16	$12	$11	$10	$9	(11)%	(42)%

Consumer Net Credit Losses as a % of Average Loans	2.35%	1.90%	1.67%	1.81%	1.25%

(1)         As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015.  As a result of HFS accounting treatment, approximately $160 million, $116 million and $74 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the second, third and fourth quarters of 2015, respectively.  The OneMain sale was completed on November 15, 2015.

(2)         The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

CITI HOLDINGS KEY INDICATORS:

Consumer - International (1) (2)

Branches (actual)	318	301	304	293	246	(16)%	(23)%

Average Loans (in billions)	$12.9	$9.9	$8.8	$8.3	$6.7	(19)%	(48)%

EOP Loans:
Real Estate Lending	$0.7	$1.1	$1.0	$0.6	$0.5	(17)%	(29)%
Cards	4.3	4.1	3.8	3.6	2.8	(22)%	(35)%
Commercial Markets	2.6	2.4	2.1	2.0	1.0	(50)%	(62)%
Personal and Other	2.6	1.8	1.8	2.0	2.1	5%	(19)%
EOP Loans (in billions of dollars)	$10.2	$9.4	$8.7	$8.2	$6.4	(22)%	(37)%
Net Interest Revenue	$434	$415	$389	$336	$269	(20)%	(38)%
As a % of Average Loans	13.64%	16.21%	17.54%	16.06%	16.15%
Net Credit Losses	$112	$116	$93	$122	$78	(36)%	(30)%
As a % of Average Loans	3.52%	4.70%	4.19%	5.83%	4.68%
Loans 90+ Days Past Due	$194	$185	$174	$157	$145	(8)%	(25)%
As a % of EOP Loans	1.90%	1.97%	2.00%	1.91%	2.27%
Loans 30-89 Days Past Due	$234	$213	$193	$179	$161	(10)%	(31)%
As a % of EOP Loans	2.29%	2.27%	2.22%	2.18%	2.52%

Consumer - North America (3)

Branches (actual)	278	273	272	272	266	(2)%	(4)%

Average Loans (in billions of dollars)	$68.9	$55.5	$52.7	$49.4	$39.4	(20)%	(43)%

EOP Loans (in billions of dollars)	$56.6	$54.2	$50.7	$40.5	$38.6	(5)%	(32)%
Net Interest Revenue	$823	$775	$766	$522	$335	(36)%	(59)%
As a % of Average Loans	4.84%	1.99%	2.00%	1.90%	3.42%
Net Credit Losses	$363	$193	$166	$141	$65	(54)%	(82)%
As a % of Average Loans	2.14%	1.39%	1.25%	1.13%	0.66%
Loans 90+ Days Past Due (4)	$1,607	$1,462	$1,354	$770	$751	(2)%	(53)%
As a % of EOP Loans	2.97%	2.84%	2.81%	2.01%	2.05%
Loans 30-89 Days Past Due (4)	$1,197	$1,153	$1,230	$857	$768	(10)%	(36)%
As a % of EOP Loans	2.21%	2.24%	2.56%	2.24%	2.09%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         The first and second quarters of 2015 reflect the transfers of loans and branches to held-for-sale (HFS) as a result of the agreement in December 2014 to sell the Japan retail banking business (Japan Retail).   The first and second quarter of 2015 reflect the transfers of loans to HFS as a result of the agreement in March 2015 to sell the Japan cards business (Japan Cards). The second, third and fourth quarters of 2015 reflect the HFS reclassification of interest revenue on loans to other interest earning assets. The Japan Cards sale was completed on December 14, 2015. The Japan Retail and Japan Cards sales were completed during the fourth quarter of 2015.

(3)         The first, second and third quarters of 2015 reflect the transfers of loans and branches to HFS resulting from the agreement to sell OneMain. As a result of HFS accounting treatment, approximately $160 million, $131 million and $73 million of net credit losses (NCLs) were recorded as a reduction of revenue (Other revenue) during the second, third and fourth quarters of 2015, respectively. The second, third and fourth quarters of 2015 reflect the HFS reclassification of interest revenue on loans to other interest earning assets.

(4)         See footnote 2 on page 21.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 2 (In millions of dollars, except as otherwise noted)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage)	$25.9	$22.4	$21.4	$20.1	$17.9	(11)%	(31)%
CFNA (CitiFinancial - North America)	7.3	6.8	6.4	5.6	0.2	(96)%	(97)%
Residential First	33.2	29.2	27.8	25.7	18.1	(30)%	(45)%
Home Equity	24.4	23.3	22.0	21.0	18.6	(11)%	(24)%
Average Loans (in billions of dollars)	$57.6	$52.5	$49.8	$46.7	$36.7	(21)%	(36)%

CMI	$22.8	$22.1	$20.6	$18.5	$17.4	(6)%	(24)%
CFNA	7.0	6.5	5.8	0.2	0.2	—	(97)%
Residential First	29.8	28.6	26.4	18.7	17.6	(6)%	(41)%
Home Equity	23.8	22.7	21.5	19.1	18.3	(4)%	(23)%
EOP Loans (in billions of dollars) (1)	$53.6	$51.3	$47.9	$37.8	$35.9	(5)%	(33)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$43.4	$39.2	$36.4	$34.0	$29.3	(14)%	(32)%
Net Servicing & Gain/(Loss) on Sale	$96.2	$61.3	$49.6	$5.0	$118.4	NM	23%
Net Interest Revenue on Loans	$339	$290	$274	$239	$117	(51)%	(65)%
As a % of Avg. Loans	2.39%	2.22%	2.18%	2.03%	1.28%

CMI	$22	$21	$9	$9	$—	(100)%	(100)%
CFNA	81	80	75	56	1	(98)%	(99)%
Residential First	$103	$101	$84	$65	$1	(98)%	(99)%
Home Equity	81	70	61	56	42	(25)%	(48)%
Net Credit Losses (NCLs)	$184	$171	$145	$121	$43	(64)%	(77)%
As a % of Avg. Loans	1.30%	1.31%	1.16%	1.03%	0.47%

CMI	$589	$510	$489	$319	$310	(3)%	(47)%
CFNA	500	463	392	4	4	—	(99)%
Residential First	1,089	973	881	323	314	(3)%	(71)%
Home Equity	484	458	441	417	409	(2)%	(15)%
Loans 90+ Days Past Due (1) (2) (3)	$1,573	$1,431	$1,322	$740	$723	(2)%	(54)%
As a % of EOP Loans	3.08%	2.94%	2.92%	2.08%	2.13%

CMI	$654	$609	$666	$537	$451	(16)%	(31)%
CFNA	225	221	205	2	3	50%	(99)%
Residential First	879	830	871	539	454	(16)%	(48)%
Home Equity	269	275	311	271	274	1%	2%
Loans 30-89 Days Past Due (1) (2) (3)	$1,148	$1,105	$1,182	$810	$728	(10)%	(37)%
As a % of EOP Loans	2.25%	2.27%	2.61%	2.28%	2.14%

North America Personal Loans (4)
Average Loans (in billions of dollars)	$9.1	$0.8	$0.8	$0.8	$0.9	13%	(90)%
EOP Loans (in billions of dollars)	$0.8	$0.9	$0.9	$0.9	$0.9	—	13%
Net Interest Revenue	$500	$507	$505	$279	$200	(28)%	(60)%
As a % of Avg. Loans	22.28%	N/A	N/A	N/A	N/A
Net Credit Losses	$174	$17	$15	$14	$18	29%	(90)%
As a % of Avg. Loans	7.75%	8.52%	7.44%	6.94%	8.04%
Loans 90+ Days Past Due	$21	$20	$19	$18	$19	6%	(10)%
As a % of EOP Loans	2.63%	2.22%	2.11%	2.00%	2.11%
Loans 30-89 Days Past Due	$16	$17	$15	$14	$15	7%	(6)%
As a % of EOP Loans	2.00%	1.89%	1.67%	1.56%	1.67%

(1)                       The fourth quarter of 2015 reflects the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets). Delinquencies and related ratios are not included for Loans HFS.

(2)                       The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $1.8 billion and ($2.5 billion), $1.7 billion and ($2.7 billion), $1.7 billion and ($2.6 billion), $1.5 billion and ($2.2 billion), and $1.3 billion and ($1.9 billion), as of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.2 billion and ($2.5 billion), $0.3 billion and ($2.7 billion), $0.3 billion and ($2.6 billion), $0.2 billion and ($2.2 billion), and $0.2 billion and ($1.9 billion), as of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016, respectively.

(3)                       The March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $12 million, $12 million, $12 million, $11 million and $9 million, respectively, of loans that are carried at fair value.

(4)                       See footnote 3 on page 20.

NM                  Not meaningful.

N/A                Not applicable for the second, third and fourth quarters of 2015 as a result of the loans related to the announced sale of OneMain being reclassified from loans to assets held-for-sale (Other assets).

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First		Fourth		First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2015	2015	2016	2015	2015	2016	2015		2015		2016
Assets:
Deposits with Banks	$139,173	$121,995	$117,765	$183	$189	$219	0.53%		0.61%		0.75%
Fed Funds Sold and Resale Agreements (6)	241,179	226,413	228,615	642	554	647	1.08%		0.97%		1.14%
Trading Account Assets (7)	228,259	203,915	204,100	1,434	1,465	1,471	2.55%		2.85%		2.90%
Investments	336,339	343,999	352,143	1,792	1,900	1,923	2.16%		2.19%		2.20%
Total Loans (net of Unearned Income) (8)	634,865	624,947	612,240	10,563	9,975	9,774	6.75%		6.33%		6.42%
Other Interest-Earning Assets	45,501	51,623	47,765	110	408	253	0.98%		3.14%		2.13%
Total Average Interest-Earning Assets	$1,625,316	$1,572,892	$1,562,628	$14,724	$14,491	$14,287	3.67%		3.66%		3.68%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$698,396	$696,444	$701,703	$1,030	$954	$969	0.60%		0.54%		0.56%
Deposit Insurance and FDIC Assessment	—	—	—	296	269	235
Total Deposits	698,396	696,444	701,703	1,326	1,223	1,204	0.77%		0.70%		0.69%
Fed Funds Purchased and Repurchase Agreements (6)	177,114	163,290	162,915	376	416	502	0.86%		1.01%		1.24%
Trading Account Liabilities (7)	73,199	63,202	65,312	47	58	88	0.26%		0.36%		0.54%
Short-Term Borrowings	129,138	89,979	79,464	119	86	101	0.37%		0.38%		0.51%
Long-Term Debt (9)	198,562	185,947	179,283	1,160	1,117	1,046	2.37%		2.38%		2.35%
Total Average Interest-Bearing Liabilities	$1,276,409	$1,198,862	$1,188,677	$3,028	$2,900	$2,941	0.96%		0.96%		1.00%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,276,409	$1,198,862	$1,188,677	$2,732	$2,631	$2,706	0.87%		0.87%		0.92%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,696	$11,591	$11,346	2.92%		2.92%		2.92%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$11,992	$11,860	$11,581	2.99%		2.99%		2.98%

1Q16 Increase (Decrease) From							—	bps	—	bps

1Q16 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(1	)bps	(1	)bps

(1)         Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $124 million for the first quarter of 2015, $126 million for the fourth quarter of 2015 and $119 million for the first quarter of 2016.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Preliminary.

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Citicorp Deposits by Business

Global Consumer Banking
North America	$181.6	$182.5	$180.0	$181.6	$183.7	1%	1%
Latin America	29.0	29.1	26.2	28.7	28.3	(1)%	(2)%
Asia (1)	89.5	89.4	87.0	87.6	90.7	4%	1%
Total	$300.1	$301.0	$293.2	$297.9	$302.7	2%	1%

ICG
North America	$195.2	$197.5	$200.0	$198.5	$198.7	—	2%
EMEA	166.0	177.2	173.3	170.6	181.3	6%	9%
Latin America	62.6	63.9	62.6	64.3	68.1	6%	9%
Asia	147.5	149.7	159.2	154.3	159.0	3%	8%
Total	$571.3	$588.3	$595.1	$587.7	$607.1	3%	6%

Corporate/Other	$12.3	$7.0	$5.3	$12.0	$15.6	30%	27%

Total Citicorp	$883.7	$896.3	$893.6	$897.6	$925.4	3%	5%

Total Citi Holdings	$15.9	$11.7	$10.6	$10.3	$9.2	(11)%	(42)%

Total Citigroup Deposits - EOP	$899.6	$908.0	$904.2	$907.9	$934.6	3%	4%

Total Citigroup Deposits - Average	$899.5	$906.4	$903.1	$908.8	$911.7	—	1%

Foreign Currency (FX) Translation Impact:
Total Citigroup EOP Deposits - as Reported	$899.6	$908.0	$904.2	$907.9	$934.6	3%	4%
Impact of FX Translation (2)	(8.8)	(11.6)	2.2	5.8	—
Total Citigroup EOP Deposits - Ex-FX (2)	$890.8	$896.4	$906.4	$913.7	$934.6	2%	5%

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Reflects the impact of FX translation into U.S. Dollars at the first quarter of 2016 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

EOP LOANS (1) - Page 1 CITICORP (In billions of dollars)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Citicorp:
Global Consumer Banking

North America
Credit Cards	$105.9	$107.7	$107.9	$113.3	$107.4	(5)%	1%
Retail Banking	48.1	49.2	51.0	52.2	53.5	2%	11%
Total	$154.0	$156.9	$158.9	$165.5	$160.9	(3)%	4%

Latin America
Credit Cards	$6.1	$5.9	$5.4	$5.4	$5.3	(2)%	(13)%
Retail Banking	21.1	21.1	19.8	20.1	20.1	—	(5)%
Total	$27.2	$27.0	$25.2	$25.5	$25.4	—	(7)%

Asia (1)
Credit Cards	$17.8	$18.1	$17.0	$17.6	$17.6	—	(1)%
Retail Banking	71.8	72.4	68.6	68.4	68.7	—	(4)%
Total	$89.6	$90.5	$85.6	$86.0	$86.3	—	(4)%

Total Consumer Loans
Credit Cards	$129.8	$131.7	$130.3	$136.3	$130.3	(4)%	—
Retail Banking	141.0	142.7	139.4	140.7	142.3	1%	1%
Total Consumer	$270.8	$274.4	$269.7	$277.0	$272.6	(2)%	1%

Total Corporate Loans
North America	$118.3	$125.9	$127.8	$126.8	$131.9	4%	11%
EMEA	61.4	63.8	63.0	60.4	64.7	7%	5%
Latin America	40.6	41.1	41.4	43.6	42.5	(3)%	5%
Asia	62.8	62.8	60.8	60.8	61.7	1%	(2)%
Total Corporate Loans	$283.1	$293.6	$293.0	$291.6	$300.8	3%	6%

Total Citicorp	$553.9	$568.0	$562.7	$568.6	$573.4	1%	4%

Foreign Currency (FX) Translation Impact:
Total Citicorp EOP Loans - as Reported	$553.9	$568.0	$562.7	$568.6	$573.4	1%	4%
Impact of FX Translation (2)	(7.2)	(7.4)	1.8	3.2	—
Total Citicorp EOP Loans - Ex-FX (2)	$546.7	$560.6	$564.5	$571.8	$573.4	—	5%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Reflects the impact of FX translation into U.S. Dollars at the first quarter of 2016 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Citi Holdings:

Consumer - North America
Mortgages (1)	53.6	51.3	47.9	37.8	35.9	(5)%	(33)%
Personal Loans	0.8	0.9	0.9	0.9	0.9	—	13%
Other	2.2	2.0	1.9	1.8	1.8	—	(18)%
Total	$56.6	$54.2	$50.7	$40.5	$38.6	(5)%	(32)%

Consumer - International
Credit Cards	$4.3	$4.1	$3.8	$3.6	$2.8	(22)%	(35)%
REL, Personal & Other	5.9	5.3	4.9	4.6	3.6	(22)%	(39)%
Total	$10.2	$9.4	$8.7	$8.2	$6.4	(22)%	(37)%

Citi Holdings - Other	0.4	0.5	0.3	0.3	0.4	33%	—

Total Citi Holdings	$67.2	$64.1	$59.7	$49.0	$45.4	(7)%	(32)%

Total Citigroup	$621.1	$632.1	$622.4	$617.6	$618.8	—	—

Consumer Loans	$337.7	$338.2	$329.2	$325.8	$317.9	(2)%	(6)%
Corporate Loans	283.3	293.9	293.2	291.8	300.9	3%	6%
Total Citigroup	$621.1	$632.1	$622.4	$617.6	$618.8	—	—

Foreign Currency (FX) Translation Impact:
Total Citigroup EOP Loans - as Reported	$621.1	$632.1	$622.4	$617.6	$618.8	—	—
Impact of FX Translation (2)	(7.9)	(8.2)	2.0	3.6	—
Total Citigroup EOP Loans - Ex-FX (2)	$613.2	$623.9	$624.4	$621.2	$618.8	—	1%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         See footnote 1 on page 21.

(2)         Reflects the impact of FX translation into U.S. Dollars at the first quarter of 2016 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2015	2015	2015	2015	2016	2016

Citicorp (2)
Total	$2,132	$2,020	$1,981	$2,119	$2,022	$272.6
Ratio	0.79%	0.74%	0.74%	0.77%	0.74%

Retail Bank (2)
Total	$540	$567	$529	$523	$498	$142.3
Ratio	0.39%	0.40%	0.38%	0.37%	0.35%
North America (2)	$123	$150	$138	$165	$152	$53.5
Ratio	0.26%	0.31%	0.28%	0.32%	0.29%
Latin America	$238	$232	$212	$185	$172	$20.1
Ratio	1.13%	1.10%	1.07%	0.92%	0.86%
Asia (3)	$179	$185	$179	$173	$174	$68.7
Ratio	0.25%	0.26%	0.26%	0.25%	0.25%

Cards
Total	$1,592	$1,453	$1,452	$1,596	$1,524	$130.3
Ratio	1.23%	1.10%	1.11%	1.17%	1.17%
North America - Citi-Branded	$569	$495	$491	$538	$530	$64.9
Ratio	0.90%	0.77%	0.76%	0.80%	0.82%
North America - Retail Services	$629	$567	$621	$705	$665	$42.5
Ratio	1.48%	1.31%	1.44%	1.53%	1.56%
Latin America	$203	$200	$169	$173	$149	$5.3
Ratio	3.33%	3.39%	3.13%	3.20%	2.81%
Asia (3)	$191	$191	$171	$180	$180	$17.6
Ratio	1.07%	1.06%	1.01%	1.02%	1.02%

Citi Holdings - Consumer (2) (4) (5)	$1,801	$1,647	$1,528	$927	$896	$45.0
Ratio	2.80%	2.70%	2.69%	1.99%	2.08%
International	$194	$185	$174	$157	$145	$6.4
Ratio	1.90%	1.97%	2.00%	1.91%	2.27%
North America (2) (4) (5)	$1,607	$1,462	$1,354	$770	$751	$38.6
Ratio	2.97%	2.84%	2.81%	2.01%	2.05%
Other (6)						$0.3

Total Citigroup (2) (4) (5)	$3,933	$3,667	$3,509	$3,046	$2,918	$317.9
Ratio	1.18%	1.10%	1.08%	0.94%	0.93%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 10 and footnote 2 on page 21.

(3)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(4)

The March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $12 million, $12 million, $12 million, $11 million and $9 million, respectively, of loans that are carried at fair value.

(5)	See footnote 1 on page 21.
(6)	Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2015	2015	2015	2015	2016	2016

Citicorp (2)
Total	$2,414	$2,290	$2,427	$2,418	$2,360	$272.6
Ratio	0.90%	0.84%	0.90%	0.88%	0.87%

Retail Bank (2)
Total	$791	$746	$764	$739	$793	$142.3
Ratio	0.57%	0.53%	0.55%	0.53%	0.56%
North America (2)	$203	$176	$198	$221	$198	$53.5
Ratio	0.43%	0.36%	0.40%	0.43%	0.38%
Latin America	$229	$217	$239	$184	$256	$20.1
Ratio	1.09%	1.03%	1.21%	0.92%	1.27%
Asia (3)	$359	$353	$327	$334	$339	$68.7
Ratio	0.50%	0.49%	0.48%	0.49%	0.49%

Cards
Total	$1,623	$1,544	$1,663	$1,679	$1,567	$130.3
Ratio	1.25%	1.17%	1.28%	1.23%	1.20%
North America - Citi-Branded	$497	$462	$504	$523	$492	$64.9
Ratio	0.78%	0.72%	0.78%	0.78%	0.76%
North America - Retail Services	$673	$652	$758	$773	$688	$42.5
Ratio	1.59%	1.51%	1.76%	1.68%	1.62%
Latin America	$204	$183	$181	$157	$152	$5.3
Ratio	3.34%	3.10%	3.35%	2.91%	2.87%
Asia (3)	$249	$247	$220	$226	$235	$17.6
Ratio	1.40%	1.36%	1.29%	1.28%	1.34%

Citi Holdings - Consumer (2) (4) (5)	$1,431	$1,366	$1,423	$1,036	$929	$45.0
Ratio	2.23%	2.24%	2.51%	2.23%	2.16%
International	$234	$213	$193	$179	$161	$6.4
Ratio	2.29%	2.27%	2.22%	2.18%	2.52%
North America (2) (4) (5)	$1,197	$1,153	$1,230	$857	$768	$38.6
Ratio	2.21%	2.24%	2.56%	2.24%	2.09%
Other (6)						$0.3

Total Citigroup (2) (4) (5)	$3,845	$3,656	$3,850	$3,454	$3,289	$317.9
Ratio	1.15%	1.09%	1.18%	1.07%	1.05%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 10 and footnote 2 on page 21.

(3)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(4)

The March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $12 million, $12 million, $12 million, $11 million and $9 million, respectively, of loans that are carried at fair value.

(5)	See footnote 1 on page 21.
(6)	Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$15,994	$14,598	$14,075	$13,626	$12,626

Gross Credit (Losses)	(2,458)	(2,335)	(2,068)	(2,180)	(2,143)	2%	13%
Gross Recoveries	501	415	405	418	419	—	(16)%
Net Credit (Losses) / Recoveries (NCLs)	(1,957)	(1,920)	(1,663)	(1,762)	(1,724)	2%	12%
NCLs	1,957	1,920	1,663	1,762	1,724	(2)%	(12)%
Net Reserve Builds / (Releases)	(91)	(199)	43	386	42	(89)%	NM
Net Specific Reserve Builds / (Releases) (2)	(111)	(206)	(124)	108	120	11%	NM
Provision for Loan Losses	1,755	1,515	1,582	2,256	1,886	(16)%	7%
Other (3) (4) (5) (6) (7) (8) (9)	(1,194)	(118)	(368)	(1,494)	(76)	95%	94%
Allowance for Loan Losses at End of Period (1) (a)	$14,598	$14,075	$13,626	$12,626	$12,712

Allowance for Unfunded Lending Commitments (8) (10) (a)	$1,023	$973	$1,036	$1,402	$1,473

Provision for Unfunded Lending Commitments (8)	$(37)	$(48)	$65	$94	$71

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$15,621	$15,048	$14,662	$14,028	$14,185

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	2.38%	2.25%	2.21%	2.06%	2.07%

Allowance for Loan Losses at End of Period (1):
Citicorp	$10,662	$10,368	$10,213	$10,331	$10,544
Citi Holdings	3,936	3,707	3,413	2,295	2,168
Total Citigroup	$14,598	$14,075	$13,626	$12,626	$12,712

(1)              Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)              The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.

(3)              Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)              The first quarter of 2015 includes a reduction of approximately $1.0 billion related to the sale or transfers to HFS of various loan portfolios, including a reduction of $281 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the first quarter includes a reduction of approximately $145 million related to FX translation.

(5)              The second quarter of 2015 includes a reduction of approximately $88 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $34 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the second quarter includes a reduction of approximately $39 million related to FX translation.

(6)              The third quarter of 2015 includes a reduction of approximately $110 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $14 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the third quarter includes a reduction of approximately $255 million related to FX translation.

(7)              The fourth quarter of 2015 includes a reduction of approximately $1.1 billion related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1.1 billion related to the transfers of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(8)              The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item.  This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios.  The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the 2015 fourth quarter represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(9)              The first quarter of 2016 includes a reduction of approximately $148 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $29 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the first quarter includes an increase of approximately $63 million related to FX translation.

(10)       Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)       March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016, exclude $6.6 billion, $6.5 billion, $5.5 billion, $5.0 billion and $5.7 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$13,547	$12,052	$11,669	$11,030	$9,835

Net Credit Losses (NCLs)	(1,964)	(1,813)	(1,613)	(1,668)	(1,513)	9%	23%
NCLs	1,964	1,813	1,613	1,668	1,513	(9)%	(23)%
Net Reserve Builds / (Releases) (2)	(203)	(167)	(73)	32	38	19%	NM
Net Specific Reserve Builds / (Releases)	(114)	(87)	(202)	(16)	19	NM	NM
Provision for Loan Losses	1,647	1,559	1,338	1,684	1,570	(7)%	(5)%
Other (3) (4) (5) (6) (7) (8)	(1,178)	(129)	(364)	(1,211)	(85)	93%	93%
Allowance for Loan Losses at End of Period (1) (a)	$12,052	$11,669	$11,030	$9,835	$9,807

Consumer Allowance for Unfunded Lending Commitments (9) (a)	$30	$29	$28	$35	$37

Provision for Unfunded Lending Commitments	$(3)	$(1)	$(1)	$7	$1

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$12,082	$11,698	$11,058	$9,870	$9,844

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (10)	3.57%	3.45%	3.35%	3.02%	3.09%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period (1)	$2,447	$2,546	$2,406	$2,596	$2,791

Net Credit (Losses) / Recoveries (NCL’s)	7	(107)	(50)	(94)	(211)	NM	NM
NCLs	(7)	107	50	94	211	NM	NM
Net Reserve Builds / (Releases)	112	(32)	116	354	4	(99)%	(96)%
Net Specific Reserve Builds / (Releases)	3	(119)	78	124	101	(19)%	NM
Provision for Loan Losses	108	(44)	244	572	316	(45)%	NM
Other (3) (11)	(16)	11	(4)	(283)	9
Allowance for Loan Losses at End of Period (1) (b)	$2,546	$2,406	$2,596	$2,791	$2,905

Corporate Allowance for Unfunded Lending Commitments (9)(11)(b)	$993	$944	$1,008	$1,367	$1,436

Provision for Unfunded Lending Commitments (11)	$(34)	$(47)	$66	$87	$70

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,539	$3,350	$3,604	$4,158	$4,341

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	0.92%	0.84%	0.90%	0.97%	0.98%

Footnotes to these tables are on the following page (page 30).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following footnotes relate to the tables on the prior page (page 29).

(1)                   Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                   The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.

(3)                   Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)                   The first quarter of 2015 includes a reduction of approximately $1.0 billion related to the sale or transfers to HFS of various loan portfolios, including a reduction of $281 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the first quarter includes a reduction of approximately $145 million related to FX translation.

(5)                   The second quarter of 2015 includes a reduction of approximately $88 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $34 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the second quarter includes a reduction of approximately $39 million related to FX translation.

(6)                   The third quarter of 2015 includes a reduction of approximately $110 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $14 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the third quarter includes a reduction of approximately $255 million related to FX translation.

(7)                   The fourth quarter of 2015 includes a reduction of approximately $1.1 billion related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1.1 billion related to the transfers of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(8)                   The first quarter of 2016 includes a reduction of approximately $148 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $29 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the first quarter includes an increase of approximately $63 million related to FX translation.

(9)                   Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(10)            March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016 exclude $38 million, $39 million, $37 million, $34 million and $33 million, respectively, of loans which are carried at fair value.

(11)            The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item.  This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios.  The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the 2015 fourth quarter represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(12)            March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016 exclude $6.5 billion, $6.5 billion, $5.5 billion, $5.0 billion and $5.7 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Citicorp
Net Credit Losses	$1,488	$1,586	$1,391	$1,501	$1,581	5%	6%
Credit Reserve Build / (Release)	(30)	(220)	90	421	193	(54)%	NM
Global Consumer Banking
Net Credit Losses	1,489	1,504	1,354	1,405	1,370	(2)%	(8)%
Credit Reserve Build / (Release)	(149)	(97)	(103)	(44)	85	NM	NM
North America
Net Credit Losses	960	999	878	914	932	2%	(3)%
Credit Reserve Build / (Release)	(99)	(108)	(61)	(69)	79	NM	NM
Retail Banking
Net Credit Losses	35	39	34	42	24	(43)%	(31)%
Credit Reserve Build / (Release)	19	(5)	32	7	63	NM	NM
Citi-Branded Cards
Net Credit Losses	492	503	443	454	455	—	(8)%
Credit Reserve Build / (Release)	(119)	(74)	(105)	(85)	(15)	82%	87%
Citi Retail Services
Net Credit Losses	433	457	401	418	453	8%	5%
Credit Reserve Build / (Release)	1	(29)	12	9	31	NM	NM
Latin America
Net Credit Losses	356	316	301	307	278	(9)%	(22)%
Credit Reserve Build / (Release)	(8)	19	19	3	17	NM	NM
Retail Banking
Net Credit Losses	150	142	138	159	134	(16)%	(11)%
Credit Reserve Build / (Release)	—	17	13	12	16	33%	NM
Citi-Branded Cards
Net Credit Losses	206	174	163	148	144	(3)%	(30)%
Credit Reserve Build / (Release)	(8)	2	6	(9)	1	NM	NM
Asia (1)
Net Credit Losses	173	189	175	184	160	(13)%	(8)%
Credit Reserve Build / (Release)	(42)	(8)	(61)	22	(11)	NM	74%
Retail Banking
Net Credit Losses	70	80	75	94	62	(34)%	(11)%
Credit Reserve Build / (Release)	(21)	(3)	(34)	26	3	(88)%	NM
Citi-Branded Cards
Net Credit Losses	103	109	100	90	98	9%	(5)%
Credit Reserve Build / (Release)	(21)	(5)	(27)	(4)	(14)	NM	33%

Institutional Clients Group (ICG)
Net Credit Losses	(1)	82	37	96	211	NM	NM
Credit Reserve Build / (Release)	119	(123)	193	465	108	(77)%	(9)%

Corporate / Other
Net Credit Losses	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—

Total Citicorp Provision for Loan Losses	$1,458	$1,366	$1,481	$1,922	$1,774	(8)%	22%

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15
Citi Holdings
Net Credit Losses (1)	$469	$334	$272	$261	$143	(45)%	(70)%
Credit Reserve Build / (Release)	(172)	(185)	(171)	73	(31)	NM	82%

Total Citi Holdings Provision for Loan Losses	$297	$149	$101	$334	$112	(66)%	(62)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,458	$1,366	$1,481	$1,922	$1,774	(8)%	22%

Total Citigroup Provision for Loan Losses	$1,755	$1,515	$1,582	$2,256	$1,886	(16)%	7%

(1)         See footnote 1 on page 19.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$347	$467	$833	$818	$1,331	63%	NM
EMEA	305	385	386	347	469	35%	54%
Latin America	379	226	230	303	410	35%	8%
Asia	151	145	129	128	117	(9)%	(23)%
Total	$1,182	$1,223	$1,578	$1,596	$2,327	46%	97%

Consumer Non-Accrual Loans By Region (2) (3) (7)
North America	$4,184	$3,928	$3,622	$2,515	$2,519	—	(40)%
Latin America	1,084	1,032	935	874	817	(7)%	(25)%
Asia (4)	304	301	272	269	265	(1)%	(13)%
Total	$5,572	$5,261	$4,829	$3,658	$3,601	(2)%	(35)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$28	$23	$35	$32	$29	(9)%	4%
Global Consumer Banking	53	55	44	34	41	21%	(23)%
Citi Holdings	172	161	144	139	131	(6)%	(24)%
Corporate/Other	21	7	4	4	4	—	(81)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$274	$246	$227	$209	$205	(2)%	(25)%

OREO By Region:
North America	$220	$190	$177	$166	$159	(4)%	(28)%
EMEA	1	1	1	1	1	—	—
Latin America	48	50	44	38	35	(8)%	(27)%
Asia	5	5	5	4	10	NM	100%
Total	$274	$246	$227	$209	$205	(2)%	(25)%

Other Repossessed Assets	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,182	$1,223	$1,578	$1,596	$2,327	46%	97%
Consumer Non-Accrual Loans	5,572	5,261	4,829	3,658	3,601	(2)%	(35)%
Non-Accrual Loans (NAL)	6,754	6,484	6,407	5,254	5,928	13%	(12)%
OREO	274	246	227	209	205	(2)%	(25)%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$7,028	$6,730	$6,634	$5,463	$6,133	12%	(13)%

NAL as a % of Total Loans	1.09%	1.03%	1.03%	0.85%	0.96%
NAA as a % of Total Assets	0.38%	0.37%	0.37%	0.32%	0.34%

Allowance for Loan Losses as a % of NAL	216%	217%	213%	240%	214%

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         The first, second and third quarters of 2015 reflect the transfers of non accrual loans to HFS resulting from the agreements to sell OneMain, Japan Retail and Japan Cards.

(3)         Excludes SOP 03-3 purchased distressed loans.

(4)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(5)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(6)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

(7)         The fourth quarter of 2015 decline includes the impact related to the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets on the GAAP balance sheet).

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	1Q16 Increase/ (Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$334	$455	$819	$804	$1,317	64%	NM
EMEA	268	344	350	309	432	40%	61%
Latin America	378	225	229	302	409	35%	8%
Asia	149	144	127	128	117	(9)%	(21)%
Total	$1,129	$1,168	$1,525	$1,543	$2,275	47%	NM

Consumer Non-Accrual Loans By Region (2) (3)
North America	$351	$374	$363	$456	$516	13%	47%
Latin America	925	873	790	740	673	(9)%	(27)%
Asia (4)	269	269	243	252	254	1%	(6)%
Total	$1,545	$1,516	$1,396	$1,448	$1,443	—	(7)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$28	$23	$35	$32	$29	(9)%	4%
Global Consumer Banking	53	55	44	34	41	21%	(23)%
Corporate/Other	21	7	4	4	4	—	(81)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$102	$85	$83	$70	$74	6%	(27)%

OREO By Region:
North America	$54	$35	$38	$31	$31	—	(43)%
EMEA	1	1	1	1	1	—	—
Latin America	42	44	39	34	32	(6)%	(24)%
Asia	5	5	5	4	10	NM	100%
Total	$102	$85	$83	$70	$74	6%	(27)%

Other Repossessed Assets	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,129	$1,168	$1,525	$1,543	$2,275	47%	NM
Consumer Non-Accrual Loans	1,545	1,516	1,396	1,448	1,443	—	(7)%
Non-Accrual Loans (NAL)	2,674	2,684	2,921	2,991	3,718	24%	39%
OREO	102	85	83	70	74	6%	(27)%
Other Repossessed Assets	—	—	—	—	—
Non-Accrual Assets (NAA)	$2,776	$2,769	$3,004	$3,061	$3,792	24%	37%

NAA as a % of Total Assets	0.16%	0.16%	0.18%	0.19%	0.22%

Allowance for Loan Losses as a % of NAL	399%	386%	350%	345%	284%

See Notes (1) - (6) on page 33.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						1Q16 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2015	2015	2015	2015	2016	4Q15	1Q15

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$13	$12	$14	$14	$14	—	8%
EMEA	37	41	36	38	37	(3)%	—
Latin America	1	1	1	1	1	—	—
Asia	2	1	2	—	—	—	(100)%
Total	$53	$55	$53	$53	$52	(2)%	(2)%

Consumer Non-Accrual Loans By Region (2) (3) (7)
North America	$3,833	$3,554	$3,259	$2,059	$2,003	(3)%	(48)%
Latin America	159	159	145	134	144	7%	(9)%
Asia (4)	35	32	29	17	11	(35)%	(69)%
Total	$4,027	$3,745	$3,433	$2,210	$2,158	(2)%	(46)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (5):
North America	$166	$155	$139	$135	$128	(5)%	(23)%
EMEA	—	—	—	—	—	—	—
Latin America	6	6	5	4	3	(25)%	(50)%
Asia	—	—	—	—	—	—	—
Total	$172	$161	$144	$139	$131	(6)%	(24)%

Other Repossessed Assets	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$53	$55	$53	$53	$52	(2)%	(2)%
Consumer Non-Accrual Loans	4,027	3,745	3,433	2,210	2,158	(2)%	(46)%
Non-Accrual Loans (NAL)	4,080	3,800	3,486	2,263	2,210	(2)%	(46)%
OREO	172	161	144	139	131	(6)%	(24)%
Other Repossessed Assets	—	—	—	—	—
Non-Accrual Assets (NAA)	$4,252	$3,961	$3,630	$2,402	$2,341	(3)%	(45)%

NAA as a % of Total Assets	3.27%	3.19%	3.10%	2.97%	3.21%

Allowance for Loan Losses as a % of NAL	96%	98%	98%	101%	98%

See Notes (1) - (7) on page 33.

Reclassified to conform to the current period’s presentation.

CITIGROUP RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (In millions of dollars, except per share amounts and ratios)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2015	2015	2015	2015	2016(1)
Common Equity Tier 1 Capital Ratio and Components

Citigroup Common Stockholders’ Equity(2)	$202,782	$205,610	$205,772	$205,286	$209,947
Add: Qualifying noncontrolling interests	146	146	147	145	143
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)	(823)	(731)	(542)	(617)	(300)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)	332	474	717	441	562
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	22,448	22,312	21,732	21,980	21,935
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,184	4,153	3,911	3,586	3,332
Defined benefit pension plan net assets	897	815	904	794	870
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	23,190	23,760	23,295	23,659	23,414
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)	10,755	9,538	9,451	8,723	7,226
Common Equity Tier 1 Capital (CET1)	$141,945	$145,435	$146,451	$146,865	$153,051
Risk-Weighted Assets (RWA)	$1,283,758	$1,278,593	$1,254,473	$1,216,277	$1,240,728
Common Equity Tier 1 Capital Ratio (CET1/RWA)	11.06%	11.37%	11.67%	12.07%	12.3%

Supplementary Leverage Ratio

Common Equity Tier 1 Capital (CET1)	$141,945	$145,435	$146,451	$146,865	$153,051
Additional Tier 1 Capital (AT1)(7)	12,960	14,956	15,548	17,171	18,164
Total Tier 1 Capital (T1C) (CET1 + AT1)	$154,905	$160,391	$161,999	$164,036	$171,215
Total Leverage Exposure (TLE)	$2,406,286	$2,386,189	$2,363,506	$2,317,849	$2,300,172
Supplementary Leverage Ratio (T1C/TLE)	6.44%	6.72%	6.85%	7.08%	7.4%

Tangible Common Equity and Tangible Book Value Per Share

Common Equity	$202,652	$205,472	$205,630	$205,139	$209,769
Less:
Goodwill	23,150	23,012	22,444	22,349	22,575
Intangible assets (other than MSRs)	4,244	4,071	3,880	3,721	3,493
Goodwill and Intangible assets (other than MSRs) related to assets held-for-sale	297	274	345	68	30
Tangible Common Equity (TCE)	$174,961	$178,115	$178,961	$179,001	$183,671
Common Shares Outstanding (CSO)	3,034.1	3,009.8	2,979.0	2,953.3	2,934.9
Tangible Book Value Per Share (TCE/CSO)	$57.66	$59.18	$60.07	$60.61	$62.58

(1)         Preliminary.

(2)         Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(3)         Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(4)         The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(5)         Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(6)         Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. Commencing with March 31, 2015 and for the quarterly reporting periods thereafter, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(7)         Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.